SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 2, 2003 (April 2, 2003)

CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	Identification No.)

3535 Piedmont Road, Building 14, Fourteenth Floor, Atlanta, Georgia	30305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(404) 949-0700

SIGNATURES
EX-4.1 FIRST SUPPLEMENTAL INDENTURE, DATED 8/2/02
EX-99.1 PRESS RELEASE, DATED APRIL 2, 2003

Item 5. Other Events

     On April 2, 2003 Cumulus Media Inc. announced the commencement of a tender offer for any and all of its outstanding 10 3/8% Senior Subordinated Notes due 2008 (the “Notes”). In conjunction with the offer, Cumulus is soliciting consents to eliminate substantially all of the restrictive covenants and certain default provisions in the indenture under which the Notes were issued, other than the covenants to pay interest on and principal of the Notes and the related default provisions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

4.1	First Supplemental Indenture dated August 2, 2002 between Cumulus Media Inc. and U.S. Bank National Association, as Trustee

99.1	Press Release, dated April 2, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC

	By:	/s/ Martin R. Gausvik

Name: Martin R. Gausvik
Title: Executive Vice President and
Chief Financial Officer

Date: April 2, 2003